Exhibit 99.1

Macquarie Capital Aerospace & Defense Conference Scott Kuechle Executive Vice President and CFO May 14, 2009

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's April 23, 2009 First Quarter 2009 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Aerospace Environment

1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008P 2009E % Change ASMs 11.1 12.1 8.7 8.2 0.8 4.7 6.4 5.5 7.1 7.6 6 1.6 3.5 3.4 6.7 6.6 7.1 7.6 6.3 3.1 7.5 -1.7 11.5 3.2 5.5 10.4 6.2 3.7 3.9 4.1 6.4 0.2 -3.6 1.6 10.9 5 4 4.7 1.2 -5 Load Factor 55.6 54 56.1 58 58.1 58.2 59.3 61 64.3 65.2 62.3 62.4 62.5 63.2 63.7 64.5 63.8 66.2 66.5 66.7 66.4 65.3 66.1 65.6 67.5 68 69.2 69.8 69.4 69.8 71.6 70 71.5 71.7 73.6 75 75.9 76.7 75.8 % Change RPMs 12.1 8.8 13 11.9 1 4.8 8.5 8.6 12.9 9 1.3 1.9 3.6 4.5 7.6 8.1 5.9 11.6 6.8 3.3 7 -3.3 12.9 2.4 8.5 11.1 8.6 4.7 3.3 4.8 9.1 -2 -1.6 2 13.7 7 5.3 5.8 0 World ASM, Load Factor History 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2009 % Change ASMs YoY Load Factor Source: Airline Monitor 2009 Estimated ASM change: minus 5 - 8%

Deliveries and ASMs % Change YoY 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008P A/C Deliveries-Gross -42.2 -26.4 -4.7 39.1 17.1 -12.2 -18.3 -22.5 45.4 50 6.5 0.2 -31.9 6.6 -18.4 30.6 13.4 8.8 18.5 5.4 22.7 23.5 -4.9 -25.1 -20.7 -12.4 4.5 40.3 42.5 15.1 -12.1 6.1 -19.7 -14.3 3.2 10.4 24.6 7.5 -4 ASMs % Change 0.111 0.121 0.087 0.082 0.008 0.047 0.064 0.055 0.071 0.076 0.06 0.016 0.035 0.034 0.067 0.066 0.071 0.076 0.063 0.031 0.075 -0.017 0.115 0.032 0.055 0.104 0.062 0.037 0.039 0.041 0.064 0.002 -0.036 0.016 0.109 0.05 0.04 0.047 0.012 A/C Deliveries-Net -42.2 -26.4 -4.7 38.6 16.1 -13.5 -29.5 -19.7 54.7 60.2 0.5 -7.8 -40 2.7 -26.7 64.8 24.3 12.1 22.7 3 24.8 23.6 -8.8 -34 -28.8 -11 11.3 41.4 35.8 20.9 -16.3 6.7 -43.6 -7.1 14.1 2.6 29.3 8.5 -2 YoY % Change in Deliveries YoY % Change in ASMs 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 Source: Airline Monitor, Jet Information Services, Ascend Online

Airbus and Boeing/MDC Deliveries 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008P Gross Deliveries 288 212 202 281 329 289 236 183 266 399 425 426 290 309 252 329 373 406 481 507 622 768 730 547 434 380 397 557 794 914 803 852 684 586 605 668 832 894 858 Net Deliveries 288 212 202 280 325 281 198 159 246 394 396 365 219 225 165 272 338 379 465 479 598 739 674 445 317 282 314 444 603 729 610 651 367 341 389 399 516 560 549 Annual A/C Deliveries 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 Source: Jet Information Services, Ascend Online

Large A/C Deliveries as % In-Service Fleet Large A/C = Airbus + Boeing/MDC + Lockheed 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008P Gross Deliveries 9.433 6.531 5.894 7.628 8.281 6.86 5.348 4.025 5.557 7.781 7.914 7.595 5.042 5.124 4.061 5.026 5.399 5.563 6.225 6.265 7.238 8.668 7.738 5.583 4.253 3.575 3.63 4.909 6.684 7.445 6.263 6.786 5.25 4.421 4.389 4.73 5.675 5.829 5.58 Net Deliveries 9.433 6.531 5.894 7.6 8.18 6.67 4.487 3.497 5.139 7.683 7.374 6.507 3.807 3.731 2.659 4.155 4.892 5.193 6.018 5.919 6.958 8.341 7.144 4.542 3.106 2.653 2.871 3.913 5.076 5.938 4.758 5.185 2.817 2.573 2.822 2.825 3.52 3.651 3.571 Deliveries as % of Fleet 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 Source: Jet Information Services, Ascend Online

2009 and on Market Outlook February vs. Current February Outlook Current Outlook February Outlook Current Outlook February Outlook Current Outlook Comments GDP - IMF Outlook 2009 @ 0.5% 2010 @ 3% 2009 @ (1.3%) 2010 @ 1.9% More recovery in 2011 IMF data - April 2009 Large OE Build 2009 @ ~960 - 970 2009 @ ~960 - 970 2010 - Lower 777 rates announced, Potential for lower rates on other models 787 deliveries will help offset decline in more mature airplanes ASM's 2009 @ -4% Recovery in 2010 and beyond 2009 @ -5 - 8% 2010 @ approximately flat Recovery in 2011 IATA Forecast for 2009 currently expects reduction of more than -5% Military/Space Growth Goodrich growth expected to be 5% Goodrich growth expected to be 8% President's budget proposal provides support to Helicopters and ISR programs

2009 and on Commercial Aftermarket Outlook February vs. Current February Outlook Current Outlook Comments Freight Traffic Declines in ATK similar to passenger ATK's down 25% in first 3 months of 2009 Some indicators that freight traffic has bottomed Business Jets Decline of approximately 20% in OE Decline in all sizes, total decline significantly in excess of original estimates Flight hours down >20% Environment significantly worse than planned Parked Newer Aircraft Assumed parked A320's, 737NG's would be returned to service very quickly Approximately 200 total A320's, 737NG's currently parked. Appear to be taking longer to return to service Approximately 3% of entire fleet is temporarily parked Aircraft Cycles Assumed no decline in cycles for newer aircraft Airlines with only newer aircraft forced to decrease cycles to reduce capacity Biggest impact may be in Asia

2009 Market Outlook First Quarter 2009 Summary Observations Aftermarket Sales declining more rapidly than expected Regional/Business & Freighter markets materially worse Business & freighter capacity not included in ASM metric Starting to see parking/lower cycles on A320/737NG Military & Space sales more robust than expected Focus on helicopter and ISR programs benefits Goodrich F-35 has higher content per plane than the F-22 C-17 - even if production of US aircraft ends, additional foreign sales are possible Aftermarket should continue to be strong Boeing and Airbus production rate for 2010 and beyond remains uncertain 777 rate change in June not expected to materially impact Goodrich Continued uncertainty on single-aisle rates for both manufacturers

Goodrich - A Balanced Portfolio

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 8 17 8 28 6 11 16 6 First Quarter 2009 Sales by Market Channel Total Sales $1.696 Billion Large Commercial Aircraft Aftermarket 28% Regional, Business & General Aviation Aftermarket 6% Boeing Commercial OE 8% Airbus Commercial OE 17% Defense & Space, OE & Aftermarket 27% Other 6% OE AM Balanced business mix; aftermarket represents 45% of total sales Regional, Business & Gen. Av. OE 8% Total Commercial Aftermarket 34% Total Commercial OE 33% Total Defense and Space 27%

Sales by Market Channel Full Year 2008 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 1Q 2009* vs. 1Q 2008 1Q 2009 vs. 4Q 2008 Boeing and Airbus - OE Production Aircraft Deliveries (7%) 10% Regional, Business & General Aviation - OE Aircraft Deliveries (2%) (9%) Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size (8%) (2%) Defense and Space - OE and Aftermarket US, UK Defense Budgets 11% (2%) Other IGT, Other (4%) (2%) Goodrich Total Sales (3%) 0% (Flat) *Includes unfavorable sales impacts, compared to 1Q2008, of approximately $100 million related to foreign currency exchange rate impacts and lower sales resulting from the formation of the Rolls-Royce engine controls joint venture

A320 Deliveries and Installed Base 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 A320 Family Deliveries 58 72 127 168 222 241 257 236 233 233 289 339 367 367 400 400 368 368 368 A320 Family Installed Base 549 621 748 916 1138 1379 1636 1872 2105 2338 2627 2966 3333 3705 4119 4533 4901 5269 5637 Actual Estimated Delivered Units 2002 - 2003 aftermarket sales based on installed base as of 1995, 2009 and on sales based on deliveries and installed base in 2002 and beyond Installed Base Installed base/deliveries subject to major overhaul in 2001 Installed base/deliveries subject to major overhaul in 2009 Source: Airline Monitor, July 2008

ISR, Classified Space Systems Ground Veh. Missiles & Precision Space Launch Marine UAV Rotary Wing Transport Tactical East 0.215 0.029 0.004 0.051 0.013 0.016 0.009 0.192 0.144 0.327 Goodrich Defense & Space Sales UAVs Marine Space Vehicles Missiles and Precision Weapons Ground Vehicle Systems Space Systems 2008 SALES $1.8B Payloads Platforms Transport & Special Mission A/C Rotary Wing Tactical Jets ISR, Classified and other $1.3B 70% $0.5 30% Excellent balance among platform types and payloads Not dependent on any one platform or program

GOODRICH

Key Military Programs Will Add Balanced Future Growth

Significant Military Programs and Products

Joint Strike Fighter



Content: ~$3M per shipset

C-5 Re-Engine



$0.6 Billion+*
Deliveries start in 2009

ISR – DB-110 Pod



- Sales to UK, Greece, Poland, Japan
- Significant growth potential, including UAV's

Vehicle Health & Usage Management Systems (HUMS)



CH-53E, CH-53K
V-22
CH-47D
UH-1Y
AH-1Z
S-76D
S-92,
H-92
SH-60B, MH-60S,
MH-60R
UH-60A, UH-60L, UH-60M

Lower operating costs,
significant maintenance savings

*Total estimated sales over life of program

16

2009 Outlook

2009 Sales Expectations By Market Channel Full Year 2008 Sales Mix Market 2008 Goodrich Growth 2009 Goodrich Expected Growth 9% 16% 25% Boeing OE Del. Airbus OE Del. Total (GR Weight) 7% -- 9% Regional/Bus/GA OE (Weighted) 23% >(20%) 36% Aftermarket (Commercial/ Regional/Bus/GA) 9% (5 - 8%) 25% Defense and Space OE and Aftermarket 11% ~8% 5% Other 16% ~(6%) 100% Total 10% (2 - 3%)* *Includes unfavorable sales impacts, compared to 2008, of approximately $219 million, or 3 percent of sales, related to foreign currency exchange rate impacts and lower sales of approximately $150 million related to the formation of the Rolls-Royce engine controls joint venture

Actual 2008 Estimate 2009 B/(W) Sales $7.1B ~$6.9B* (2 - 3%) EPS (Diluted) - Reported $5.35 $4.50 - $4.75 (11 - 16%) Net cash provided by operating activities, minus capital expenditures, as a percent of income from continuing operations 75% >75% N/A Capital Expenditures $285 $220 - $240 ($45 - $65) Effective Tax Rate 30% ~30 - 31% N/A 2009 Outlook Summary ($M) *Includes unfavorable sales impacts, compared to 2008, of approximately $219 million, or 3 percent of sales, related to foreign currency exchange rate impacts and lower sales of approximately $150 million related to the formation of the Rolls-Royce engine controls joint venture

Leadership positions and growing market share Leads to sustainable growth in high margin aftermarket Organic growth in sales Original equipment - increased share on new programs Aftermarket - growing content, worldwide MRO footprint Military - F-35 (JSF), ISR and helicopter platforms Aftermarket sales for newer large passenger aircraft expected to continue to grow faster than market metric due to favorable platform positions Cash flow improving and expected to be robust over the cycle Demonstrated ability to execute The Value Proposition for Goodrich Goodrich is uniquely positioned for success, prepared to act swiftly if economic conditions change